UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

October 22, 2008

Date of Report (Date of Earliest Event Reported)

HOSPIRA, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-31946	20-0504497
(Commission File Number)	(I.R.S. Employer Identification No.)

275 N. Field Drive
Lake Forest, Illinois 60045
(Address Of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, Including Area Code:  (224) 212-2000

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03               Amendments to Articles of Incorporation or Bylaws

On October 22, 2008, the Board of Directors of Hospira, Inc. (the “Company”) approved amendments to Article III, Section 5 of the Company’s bylaws, effective as of October 22, 2008.  The amendments provide that additional information must be set out in a stockholder’s notice to the Secretary with respect to a nomination for election to the Board of Directors and a stockholder proposal of business at an annual meeting of stockholders.  The amended bylaws provide that the stockholder must, in addition to the information that was previously required, provide the following information with respect to the stockholder and any Stockholder Associated Person (as defined in the amended bylaws):  (i) the nominee holder for and number of shares owned beneficially by such person; (ii) all ownership interests, hedges, derivative and short positions, rights to vote any shares of any security of the Company, and any other similar arrangements;(iii) to the extent known by the stockholder giving the notice, the name and address of any other stockholder supporting the proposal of business or the nominee for election on the date of such stockholder’s notice; (iv) a description of all arrangements or understandings between or among such persons in connection with the proposal of such business or nomination by such stockholder; (v) with respect to stockholder nominees for election to the Board of Directors, any relationship between or among the stockholder giving notice and any Stockholder Associated Person, on the one hand, and each proposed nominee on the other hand; and (vi) a representation that the stockholder giving the notice intends to appear in person or by proxy at the annual meeting to bring such business or to nominate the person before the meeting.

Any information required to be provided to the Secretary shall be supplemented to speak as of the record date for the meeting.  This supplemental information must be provided to the Secretary no later than ten (10) days after such record date.  In addition, with respect to stockholder nominees for the Board of Directors, Hospira may require any proposed nominee to furnish such other information as may reasonably be required by it to determine the eligibility of such proposed nominee to serve as an independent director of Hospira or that could be material to a reasonable stockholder’s understanding of the independence, or lack thereof, of such nominee.

The preceding description is qualified in its entirety by reference to Hospira’s bylaws, which are attached hereto as Exhibit 3.1, and are incorporated herein by reference.

Item 9.01               Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibit

3.1	Hospira Bylaws, as amended effective October 22, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned  hereunto duly authorized.

HOSPIRA, INC.

Date: October 27, 2008	/s/ Brian J. Smith
	By:	Brian J. Smith
	Its:	Senior Vice President, General Counsel
and Secretary